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10.19 COMMON STOCK PURCHASE WARRANT, DATED JULY 21, 1999, ISSUED TO LYCOS, INC.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT
     TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT
--------------------------------------------------------------------------------


Warrant No. 5                                     Number of Shares:  550,000
Date of Issuance:  July 21, 1999                  (subject to adjustment)

                            STUDENT ADVANTAGE, INC.

                         Common Stock Purchase Warrant

                           (Void after July 21, 2002)


     Student Advantage, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Lycos, Inc., a Delaware Corporation (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after July 21, 2000 and on or before July 21, 2002 at not later than 5:00 p.m. (Boston, Massachusetts time), 550,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $10.875 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1.  EXERCISE

         (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) The Registered Holder may elect to exercise this Warrant, in whole or in part, by way of cashless exercise by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company,

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or at such other office or agency as the Company may designate, in which event the Company shall issue to the Registered Holder a number of Warrant Shares as is determined using the following formula:

            CS equals(WS multiplied by(FMV minus PP))divided by FMV

Where:

     "CS" equals the number of Warrant Shares to be issued to the Registered Holder;

     "WS" equals the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (as of the effective date of exercise (the "Exercise Date"));

     "FMV" equals the Fair Market Value per share of Common Stock as of the Exercise Date, as determined below pursuant to this subsection 1(b); and

     "PP" equals the Purchase Price per share.

The Fair Market Value per share of Common Stock shall be determined as follows:

          (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

          (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then


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(A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

     (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

     (e) To the extent this Warrant has not been previously exercised, and if the Fair Market Value per share of Common Stock (as determined pursuant to subsection 1(b) above) on the date of expiration of this Warrant is greater than the Purchase Price then in effect, this Warrant shall be deemed automatically exercised pursuant to subsection 1(b) above immediately before its expiration. Following such exercise, and promptly after the Registered Holder surrenders this Warrant to the Company, the Company shall deliver to the Registered Holder a certificate or

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certificates for the number of Warrant Shares to which such Registered Holder shall be entitled upon such exercise.

     2.   ADJUSTMENTS

          (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing: (1) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts


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requiring such adjustment.  Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

     3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

     4.   REPRESENTATIONS AND WARRANTIES.

          (a) The Company represents and warrants to the Registered Holder that:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it.

               (ii) The authorized capital stock of the Company consists of (a) 15,000,000 shares of Common Stock, par value $.01 per share, of which 34,797,546 shares were issued and outstanding as of the close of business on July 21, 1999, and (b) 5,000,000 shares of Preferred Stock, $.01 par value per share, none of which shares were issued or outstanding as of the close of business on July 21, 1999.

               (iii) The execution, delivery and performance by the Company of this Warrant have been duly authorized by all necessary corporate action. This Warrant, when executed and delivered by all parties hereto, shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

               (iv) The issuance and delivery of this Warrant, and the issuance and delivery of the Warrant Shares upon exercise of this Warrant, have been duly authorized by all necessary corporate action on the part of the Company. The Warrant Shares when so issued and delivered against payment therefor in accordance with the provisions of this Warrant will be duly and validly issued, fully paid and nonassessable.

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               (v) The execution, delivery and performance by the Company of this Warrant will not (a) violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under any material contract to which the Company is a party or by which the Company is bound or (c) violate any order, writ, injunction or decree of any court or other governmental agency applicable to the Company.

               (vi) Based in part on the representations made by the Registered Holder in this Warrant, no consent or approval of, or registration or filing with, any governmental agency is required on the part of the Company in connection with the execution and delivery of this Warrant or the issuance and delivery of the Warrant Shares upon exercise of this Warrant in accordance with the provisions hereof.

          (b) The Registered Holder represents and warrants to the Company that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and that the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Registered Holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Registered Holder any and all written information which is requested and have answered to the Registered Holder's satisfaction all inquiries made by the Registered Holder; and the Registered Holder has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof. The Registered Holder represents and warrants that it is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.

     5.   REQUIREMENTS FOR TRANSFER:

          (a) Neither this Warrant nor the Warrant Shares shall be sold or transferred unless the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and



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          may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

          (c) Neither this Warrant nor any rights hereunder shall be assigned or transferred by the Registered Holder, in whole or in part, voluntarily or by operation of law. Notwithstanding the preceding sentence, this Warrant may be transferred to a successor to the business or assets of the Registered Holder in connection with the sale of all or substantially all of the assets or business of the Registered Holder. Except as specifically provided in this subsection 5(c), any attempted assignment or transfer shall be void. This subsection 5(c) shall not prohibit the Registered Holder from transferring the Warrant Shares in accordance with subsection 5(a) hereof.

     6. NO IMPAIRMENT. The Company will not, by amendment of its charter of through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     7. LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

     8.   NOTICES OF RECORD DATE, ETC. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other

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distribution, including without limitation a Liquidating Dividend, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

     (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders or record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective data for the event specified in such notice.

     9. RESERVATION OF STOCK; NASDAQ. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Company shall use its best efforts to list the Warrant Shares on such exchange, the Nasdaq National Market or other nationally recognized exchange or trading system.

     10. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may


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direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.


     11. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.


     12. WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change. The Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes.

     13. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal offices at the particular time shall be as so specified in such notice.

     14. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     15. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change of waiver is sought.

     16. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.


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     17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

                                       STUDENT ADVANTAGE, INC.



                                       By: /s/ Raymond V. Sozzi, Jr.
                                          ---------------------------------
                                          Raymond V. Sozzi, Jr., President



                                       LYCOS, INC.



                                       By: /s/ Edward M. Philip
                                          --------------------------------
                                       Name:  Edward M. Philip
                                       Title:  COO/CFO







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                                                                       EXHIBIT I



                                 PURCHASE FORM



To:                                               Dated:
   ----------------------------                          ----------------------


The undersigned, pursuant to the provisions set forth in the attached Warrant
(No.      , hereby irrevocably elects to purchase      shares of the Common
Stock covered by such Warrant.  The undersigned herewith makes payment of
$                representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check payable box or boxes):

          [  ]  $           in lawful money of the United States, and/or


          [  ]  the cancellation of such portion of the attached Warrant as is
                exercisable for a total of       Warrant Shares (using a Fair
                Market Value of  $            per share for purposes of this
                calculation).



                                       Signature:
                                                 -------------------------------

                                       Address:  -------------------------------

                                                 -------------------------------


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